FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Originator	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Encore	37	12,897,096.78	36.23	7.238	642	77.36	38.29
Finance America	38	10,735,771.29	30.15	7.488	639	80.53	37.08
Accredited	34	10,381,388.94	29.16	7.070	688	78.10	41.84
Resmae	4	1,447,363.86	4.07	7.113	633	78.40	45.32
Quickloan	1	140,430.35	0.39	6.750	634	43.00	35.73

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	1	338,118.61	0.95	5.490	668	68.00
5.501 - 6.000	7	2,237,152.00	6.28	5.957	659	79.64
6.001 - 6.500	11	4,661,229.80	13.09	6.378	674	79.90
6.501 - 7.000	36	12,244,574.30	34.39	6.905	667	75.44
7.001 - 7.500	15	3,647,926.30	10.25	7.283	672	77.86
7.501 - 8.000	23	7,487,510.85	21.03	7.826	633	82.16
8.001 - 8.500	9	2,196,485.01	6.17	8.310	640	77.46
8.501 - 9.000	7	1,850,242.76	5.20	8.917	607	80.06
9.001 - 9.500	2	485,563.48	1.36	9.170	606	77.03
9.501 - 10.000	2	125,033.82	0.35	9.795	612	86.98
10.001 - 10.500	1	328,214.29	0.92	10.100	596	90.00

Total:	114	35,602,051.22	100.00	7.257	654	78.44

Min: 5.490
Max: 10.100
Weighted Average: 7.257

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	1	49,453.36	0.14	9.725	646	90.00
50,000.01 - 100,000.00	6	478,968.30	1.35	7.987	654	82.06
100,000.01 - 150,000.00	17	2,112,662.06	5.93	7.389	654	79.00
150,000.01 - 200,000.00	14	2,444,155.01	6.87	7.576	672	85.81
200,000.01 - 250,000.00	2	495,152.24	1.39	7.437	630	90.00
250,000.01 - 300,000.00	15	4,158,370.30	11.68	7.286	652	74.00
300,000.01 - 350,000.00	12	3,856,543.83	10.83	7.325	661	84.01
350,000.01 - 400,000.00	14	5,244,667.67	14.73	7.321	641	73.86
400,000.01 - 450,000.00	9	3,884,876.09	10.91	7.377	654	77.73
450,000.01 - 500,000.00	11	5,255,818.04	14.76	7.211	642	75.66
500,000.01 - 550,000.00	4	2,114,679.61	5.94	6.739	667	81.75
550,000.01 - 600,000.00	6	3,440,759.32	9.66	6.809	695	84.20
650,000.01 - 700,000.00	2	1,336,697.08	3.75	7.748	609	68.54
700,000.01 - 750,000.00	1	729,248.31	2.05	6.480	628	75.00

Total:	114	35,602,051.22	100.00	7.257	654	78.44

Min: $49,453.36
Max: $729,248.31
Average: $ 312,298.69

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

ARM 2/28	75	23,465,841.87	65.91	7.384	644	79.95	39.50
Fixed 30 yr	26	6,884,233.98	19.34	7.068	687	75.17	37.82
ARM 2/28 - IO	6	2,713,875.00	7.62	6.781	652	72.35	37.55
ARM 1/29	2	1,083,613.27	3.04	7.514	604	76.31	42.38
ARM 3/27	3	1,055,291.29	2.96	6.950	711	88.28	44.94
ARM 5/25	1	258,765.46	0.73	6.300	715	80.00	36.96
Fixed 15 yr	1	140,430.35	0.39	6.750	634	43.00	35.73

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Adjustable	87	28,577,386.89	80.27	7.306	646	79.40	39.60
Fixed	27	7,024,664.33	19.73	7.061	686	74.53	37.77

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV	DTI

1	114	35,602,051.22	100.00	7.257	654	78.44	39.24

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	285,292.44	0.80	6.999	600	18.45
40.01 - 45.00	2	394,561.57	1.11	7.549	601	41.80
45.01 - 50.00	1	359,500.35	1.01	7.850	522	49.66
50.01 - 55.00	2	663,120.46	1.86	6.843	558	52.69
55.01 - 60.00	3	1,182,482.94	3.32	7.066	645	55.50
60.01 - 65.00	3	1,214,081.92	3.41	7.630	590	62.57
65.01 - 70.00	10	4,010,119.32	11.26	7.264	649	68.96
70.01 - 75.00	10	3,812,078.42	10.71	6.633	664	74.27
75.01 - 80.00	30	9,358,862.20	26.29	7.076	658	79.80
80.01 - 85.00	18	4,587,446.95	12.89	7.647	656	84.93
85.01 - 90.00	32	9,046,432.02	25.41	7.527	670	90.00
90.01 - 95.00	1	530,376.99	1.49	6.250	703	95.00
95.01 - 100.00	1	157,695.64	0.44	8.250	690	100.00

Total:	114	35,602,051.22	100.00	7.257	654	78.44

Min: 18.45
Max: 100.00
Weighted Average: 78.44

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	2	478,503.49	1.34	8.136	519	57.21
525 - 549	3	1,093,313.91	3.07	8.434	537	61.59
550 - 574	4	1,454,568.99	4.09	7.489	565	74.95
575 - 599	11	3,199,550.54	8.99	7.973	591	78.29
600 - 624	13	4,521,164.67	12.70	7.344	615	73.43
625 - 649	23	6,770,028.38	19.02	7.240	635	76.56
650 - 674	23	7,730,397.56	21.71	6.967	664	81.64
675 - 699	7	2,206,763.62	6.20	7.347	691	85.68
700 - 724	14	4,045,477.53	11.36	6.879	711	83.12
725 - 749	5	1,204,503.01	3.38	6.709	740	79.90
750 - 774	6	2,153,010.56	6.05	7.022	769	79.41
775 - 799	3	744,768.96	2.09	7.440	785	86.53

Total:	114	35,602,051.22	100.00	7.257	654	78.44

Min: 511
Max: 795
NZ Weighted Average: 654

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Cashout Refinance	50	17,497,022.81	49.15	7.269	634	73.42	38.47
Purchase	62	17,301,638.73	48.60	7.264	675	83.95	39.68
Rate/Term Refinance	2	803,389.68	2.26	6.860	643	69.01	46.43

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Property Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

3-4 Family	114	35,602,051.22	100.00	7.257	654	78.44	39.24

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Stated	51	17,257,245.90	48.47	7.415	658	76.30	37.97
Full	57	16,095,403.79	45.21	7.070	651	81.64	42.14
Alt.	3	1,171,766.09	3.29	7.926	589	64.20	22.60
12 mo. Bank Statements	2	593,246.09	1.67	6.670	733	72.42	32.53
6 mo. Bank Statements	1	484,389.35	1.36	6.990	674	90.00	36.45

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV	DTI

Owner Occupied	61	21,207,317.27	59.57	6.949	656	77.62	42.51
Non-Owner Occupied	53	14,394,733.95	40.43	7.712	652	79.65	34.42

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Weighted
	Mortgage	Principal	Principal	Gross	Credit	Original	Average
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV	DTI

California	34	14,190,867.33	39.86	7.067	638	74.27	39.41
New York	16	5,767,580.81	16.20	7.032	672	77.92	41.56
Illinois	10	3,212,331.94	9.02	7.440	673	85.16	42.25
New Jersey	6	1,735,749.68	4.88	8.181	606	79.09	33.34
Florida	6	1,551,900.97	4.36	7.568	702	85.85	38.76
Massachusetts	3	1,270,709.33	3.57	7.133	669	69.06	37.43
Colorado	3	961,294.59	2.70	6.640	669	90.00	42.79
District of Columbia	3	748,569.04	2.10	6.945	642	82.42	43.81
Connecticut	3	738,693.15	2.07	6.811	691	90.00	37.59
Hawaii	1	673,345.16	1.89	8.495	597	67.10	16.00
Rhode Island	2	592,448.42	1.66	6.612	697	82.51	45.59
Pennsylvania	5	482,934.66	1.36	7.554	651	82.50	29.85
Ohio	3	419,624.04	1.18	7.768	666	90.00	42.45
Nevada	1	385,948.73	1.08	7.990	697	90.00	49.93
Alabama	2	382,114.73	1.07	8.294	676	84.94	28.93
Washington	1	358,723.28	1.01	7.790	632	80.00	41.37
Arizona	2	314,341.31	0.88	7.950	683	87.79	37.27
Alaska	2	288,055.18	0.81	6.814	651	61.96	41.84
Missouri	2	280,610.22	0.79	7.905	550	85.76	44.52
Tennessee	2	261,265.61	0.73	8.290	683	94.05	35.12
Idaho	1	258,765.46	0.73	6.300	715	80.00	36.96
New Mexico	2	241,767.92	0.68	8.090	713	85.00	37.90
Maryland	1	170,730.59	0.48	9.225	734	90.00	18.00
Wisconsin	1	138,339.94	0.39	6.975	571	72.49	42.00
Vermont	1	99,758.67	0.28	7.125	727	80.00	42.83
West Virginia	1	75,580.46	0.21	9.840	589	85.00	33.16

Total:	114	35,602,051.22	100.00	7.257	654	78.44	39.24

Top 5 Zip Codes: 90044(3.58%),95112(2.10%),92703-3429(2.05%),96744-4742(1.89%),92865(1.86%)
Number of States: 26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Debt-to-Income Ratio (%)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 5.00	1	54,673.64	0.15	6.990	595	90.00
10.01 - 15.00	1	445,037.80	1.25	7.990	649	85.00
15.01 - 20.00	4	1,262,478.61	3.55	8.743	607	72.39
20.01 - 25.00	6	1,507,199.45	4.23	7.940	618	84.46
25.01 - 30.00	11	3,021,354.22	8.49	7.543	644	72.04
30.01 - 35.00	12	2,997,881.81	8.42	7.229	683	78.53
35.01 - 40.00	20	6,450,226.03	18.12	7.149	665	74.14
40.01 - 45.00	28	9,430,457.79	26.49	7.226	662	80.72
45.01 - 50.00	27	8,859,640.83	24.89	6.980	652	80.64
50.01 - 55.00	4	1,573,101.04	4.42	6.913	620	78.94

Total:	114	35,602,051.22	100.00	7.257	654	78.44

Min: 5.00
Max: 54.00
Weighted Average: 39.24

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Coverage	43	12,752,573.84	35.82	7.457	673	88.73
No Coverage	71	22,849,477.38	64.18	7.146	644	72.70

Total:	114	35,602,051.22	100.00	7.257	654	78.44

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.